UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025

 Commission file number 001-16111
GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

Global Payments Inc. (the "Company," "we" or "our") is filing this Current Report on Form 8-K ("Form 8-K") to recast certain financial information and related disclosures included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, originally filed with the Securities and Exchange Commission (“SEC”) on February 14, 2025 (“2024 Form 10-K”), and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, originally filed with the SEC on May 6, 2025 ("Q1 2025 Form 10-Q").

We are recasting certain financial information and related disclosures included in our 2024 Form 10-K and our Q1 2025 Form 10-Q to reflect the presentation of our Issuer Solutions business as a discontinued operation as described below. We are also recasting certain financial information and related disclosures included in our 2024 Form 10-K to reflect a change in cash flow presentation and a change in disaggregated revenues of our Merchant Solutions business as described below.

On April 17, 2025, we entered into definitive agreements to acquire 100% of Worldpay Holdco, LLC (“Worldpay”) from Fidelity National Information Services, Inc. (“FIS”) and affiliates of GTCR LLC and divest our Issuer Solutions business to FIS. The proposed acquisition of Worldpay and divestiture of our Issuer Solutions business will occur simultaneously, and the transactions are expected to close in the first quarter of 2026, subject to regulatory approvals and other customary closing conditions. The divestiture of our Issuer Solutions business met the criteria to be presented as a discontinued operation, and as such, the Issuer Solutions business has been excluded from both continuing operations and segment results in the recasted financial information and related disclosures.

During the first quarter of 2025, management elected to change our presentation of cash flows associated with "Changes in settlement processing assets and obligations, net" and "Changes in funds held for customers" from operating activities to financing activities within the consolidated statements of cash flows. This change has no effect on the Company's consolidated statements of income, consolidated statements of comprehensive income, consolidated balance sheets or consolidated statements of changes in equity or on any of the Company's previously reported cash, cash equivalents and restricted cash balances within the consolidated statements of cash flows. We recasted the cash flow information in our 2024 Form 10-K to conform to the presentation beginning with our Q1 2025 Form 10-Q.

During the first quarter of 2025, management also elected to change our presentation of disaggregated revenues in our Merchant Solutions segment from distribution channels to service lines. This change had no effect on our consolidated statements of income, consolidated statements of comprehensive income, consolidated balance sheets, consolidated statements of cash flows or consolidated statements of changes in equity or on any of the Company's previously reported total Merchant Solutions segment revenues. We recasted the Merchant Solutions disaggregated revenues in our 2024 Form 10-K to conform to the presentation beginning with our Q1 2025 Form 10-Q.

Exhibit 99.1 filed with this Form 8-K includes the following revised portions of our 2024 Form 10-K for all periods presented to reflect the presentation of our Issuer Solutions business as a discontinued operation and, where applicable, changes to reportable segments, as well as changes to our presentation of cash flows and disaggregated Merchant Solutions revenues:

•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
•Part II, Item 8. Financial Statements and Supplementary Data
•Part IV, Item 15. Exhibits, Financial Statement Schedules

Exhibit 99.2 filed with this Form 8-K includes the following revised portions of our Q1 2025 Form 10-Q for all periods presented to reflect the presentation of our Issuer Solutions business as a discontinued operation and, where applicable, changes to reportable segments:

•Part I, Item 1. Financial Statements
•Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Except as specifically set forth herein to disclose information related to the proposed transactions described above, to reflect the historical results of our Issuer Solutions business as a discontinued operation and to conform our statement of cash flows and disaggregated Merchant Solutions revenues to our current presentation, no revisions have been made to our 2024 Form 10-K or Q1 2025 Form 10-Q to update for other information, developments or events that have occurred since such filings. This Form 8-K and related exhibits should be read in conjunction with our 2024 Form 10-K and Q1 2025 Form 10-Q and subsequent filings with the SEC, including Quarterly Reports on Form 10-Q for the periods ended June 30, 2025 and September 30, 2025 and Current Reports on Form 8-K. These subsequent SEC filings contain important information regarding events, risks, developments and updates affecting the Company and our expectations that have occurred since the filing of our 2024 Form 10-K and Q1 2025 Form 10-Q. The information contained herein is not an amendment to, or a restatement of our 2024 Form 10-K or Q1 2025 Form 10-Q. Unaffected items and unaffected portions of our 2024 Form 10-K and Q1 2025 Form 10-Q have not been repeated in, and are not amended or modified by this Form 8-K or related exhibits.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Update to the 2024 Form 10-K (revised to reflect a discontinued operation and conform presentation changes to cash flows and disaggregated revenues).
99.2	Update to the Q1 2025 Form 10-Q (revised to reflect a discontinued operation).
101
The following financial information for the fiscal year ended December 31, 2024 and quarter ended March 31, 2025 of Global Payments Inc., included in Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K, dated November 4, 2025, formatted in Inline XBRL (eXtensible Business Reporting Language) and filed electronically herewith: (i) the Consolidated Statements of Income; (ii) the Consolidated Statements of Comprehensive Income; (iii) the Consolidated Balance Sheets; (iv) the Consolidated Statements of Cash Flows; (v) the Consolidated Statements of Changes in Equity; and (vi) the Notes to Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	November 4, 2025	By: /s/ Joshua J. Whipple
Joshua J. Whipple
Chief Financial Officer